EXHIBIT 10.1

(English Translation of an Agreement originally drafting in Mandarin Chinese)

Agreement for Co-operation and Agency in the Publication of Advertisements

Made between

The Agent and Co-operating Party :

Shanghai Quo Advertising Company Limited	(hereinafter called “Party A”)

Correspondence Address:- Room 406, Fu Xing Plaza, 109 Yan Dang Road, Shanghai

Statutory Representative of Corporation: Zhang Li Na

The Agent and Co-operating Party :-

Shanghai Qian Ming Advertising Company Limited	(hereinafter called “Party B”)

Correspondence Address:- Room 3E, Block 1097, 16 Pu Dong Da Dao, Pudong, Shanghai

Statutory Representative of Corporation :- Lu Shen Jia

In accordance with the Code of Law of People’s Republic of China Governing Contracts and all other relevant laws and regulations and based on the principles of equity voluntarily and conciliation Party A and Party B have reached consensus and agreement with each other on their co-operation and agency arrangement for the publication of advertisements through certain outdoor visual advertisement LED Panels at the Lujiazui Financial District (“District”) of Pudong Area in the City of Shanghai in respect of which Party B possesses the right to publicize advertisements. The parties have made the following agreements:

Section 1 Representations and Covenants made respectively by the Parties

1.	Representations and Covenants made by Party A:

(1)	Party A is a corporate body incorporated in accordance with the law and is subsisting effectively;

(2)

Party A has all the relevant rights and capacity to enter into and perform this Agreement and shall retain such right and capacity throughout the subsistence of this Agreement, including all requisite approvals issued by governmental authorities, licenses and permits;

(3)

The execution and performance of this Agreement by Party A shall not constitute any contravention of any law, regulation, governmental policy or any other agreement or promise which such party is under an obligation to perform;

(4)	The representative of Party A who signs this Agreement on its behalf has been duly authorized to do so by Party A in accordance with its internal regulations.

2.	Representations and Covenants made by Party B:

(1)	Party B is a corporate body incorporated in accordance with the law and is subsisting effectively;

(2)

Party B has all the relevant rights and capacity to enter into and perform this Agreement and shall retain such right and capacity throughout the subsistence of this Agreement, including all requisite approval papers issued by governmental authorities, licenses and permits;

(3)

The execution and performance of this Agreement by Party B shall not constitute any contravention of any law, regulation, governmental policy or any other agreement or promise which such party is under an obligation to perform;

(4)

Party B has duly applied for in accordance with the relevant law and obtained the advertisement publication right in respect of 85 visual advertisement LED Panels to be installed at locations within the Lujiazui Financial District of Pudong Area in Shanghai (refer to Appendix 1) and is entitled under the law to build the visual advertisement LED Panels within the approved area and to commence and develop a business in the publication of advertisements accordingly. Party B is further entitled to allow Party A to acquire and own the right as defined in this Agreement to operate a business as the exclusive agent for advertisements to be publicized through those 85 visual advertisements LED Panels.

(5)	The representative of Party B who signs this Agreement on its behalf has been duly authorized to do so by Party B in accordance with its internal regulations.

3.	Any misrepresentation or inaccuracy in respect of the above representations and covenants shall be regarded as a fundamental breach of contract on the part of the defaulting party.

Section 2 Manner of Co-operation and Operational Procedures

1.

During the subsistence of the agency period Party B shall acquire pursuant to its due application made in accordance with the relevant law the right to operate a business in the publication of advertisements through the visual advertisement LED Panels.

2.

Party B agrees to grant to Party A the right to operate a business as the exclusive agent for Party B for the publication of advertisements through the 85 visual advertisement LED Panels stipulated in this Agreement.

3.

Party B shall complete (according to the specifications as shown in Appendix 4 hereto) the construction of the foundations (with requisite wiring and electrical supply) for the 85 visual advertisement LED Panels on or before 30th June, 2007.

4.

Party A shall provide to Party B a full set of requisite documents regarding the advertisements which the customers of Party A intend to publicize through the LED Panels at least 20 working days prior to the intended date of publication and Party B shall make application accordingly to the relevant regulatory department or authority for the relevant approval. Party B shall provide to Party A a set of copies of the relevant approval papers from the government and certify the same with the impression of official seal of Party B within 3 days after its receipt of such approval papers so that Party A may proceed with the actual publication of advertisements on such basis. Party B should also agree to Party A making inquiries through its representative at the relevant governmental department or authority to verify the details of Party B’s application. In the event of the application not being approved Party A shall co-operate with Party B in the filing of a fresh application or otherwise cancel the publication of the advertisement. Party B shall bear the cost incidental to such applications.

Section 3 The Rights and Obligations of Party A

1.

The parties hereby agree that Party A shall set up 85 outdoor visual advertisement LED Panels at prime locations within the District as already approved by the relevant authorities for such purpose of Party B. The locations and sites of the relevant advertisement facilities are described in Appendix 2 hereunder and in the approval papers regarding the outdoor advertisements.

2.

Party A shall have the ownership of the property of the visual advertisement LED Panels to be built using the investment from Party A hereunder. If both parties agree to terminate their co-operation during the subsistence of this Agreement or if Party A fails to renew the term of this Agreement after the expiration of the term hereunder then Party A shall be entitled to dismantle and remove all the outdoor visual advertisement LED Panels or to sell the same to Party B at a discounted price.

3.

Party B shall expend and develop its agency services for its customers with proper regard to the law and as agreed between Party A and Party B to independently develop and arrange its business in the publication of advertisements and to take both the rights and obligations in respect of its publication of advertisements.

4.

Party A shall bear the costs and expenses in respect of the building of the visual advertisement LED Panels, the installation and tuning of the above-ground advertisement facilities and the production of the advertisements, and also for the management and synchronization of the contents of the relevant advertisements, publication of such advertisements and related electricity charges (i.e. any part of such electricity charges which exceeds 2,500.00RMB per panel per annum). Party B shall bear the electricity charges up to the extent of 2,500.00RMB per panel per annum.

5.

Party A assume all obligations for the technical management, visual arrangement and computerized control of the specific contents of advertisements to be publicized through the LED panels and also for the renewal or replacement of the advertisement content.

6.

Within 3 days after the signing of the Agreement Party A shall provide to Party B specifications regarding the external appearance and dimensions of the LED Panels to be provided and installed by Party A and the constructional specifications for the foundations of such panels (including the requisite wiring and electrical supply provisions) to enable Party B to file applications for the approval of the relevant authorities, which specifications are more particularly set out in Appendix 3 hereunder.

7.	Party A is under an obligation to make reasonable and lawful use of the advertisement panels with due regard to the governmental approval papers obtained by Party B and also to this Agreement and not to publicate any content of advertisement which has not been approved or which is against any applicable government regulation.

8.

Party A is entitled in accordance with that Agreement to independently invite for and obtain advertisement business and shall bear the risk of legal consequences arising from the publication of such advertisements. In so far as it is acting strictly in accordance with relevant laws and regulations Party A shall be entitled to carry on its advertising business regarding the visual advertisement LED Panels free from interference by Party B and shall be entitled to assign or transfer the right to business operations and applications in respect of the LED Panels under this Agreement to any third party and to retain the revenue thereby obtained for its own benefit.

9.

Party A shall be responsible for the technological support and maintenance, equipment maintenance, repair and replacement of the visual advertisement LED Panels and the panel screens and lighting and the uploading of advertisement contents etc. Party B shall be responsible for all matters save and except those above mentioned.

Section 4 Rights and Obligations of Party B

1.

Party B shall be responsible for making applications to obtain and obtaining all the relevant approvals from relevant government departments and authorities (excluding approvals in relation to telecommunications) concerning the visual advertisement LED Panels in respect of the project and matters agreed in this Agreement. Even if Party B should fail to obtain all such approvals in respect of the 85 visual advertisement LED Panels (those to be confirmed in writing by Party A) by 30th April, 2007 this Agreement shall not be terminated but Party B shall continue with its effort to obtain such approvals until all the relevant approvals have been granted. Within six years after the signing of this Agreement, all the relevant governmental approvals regarding the locations of the LED Panels in this Project shall be reserved for use of this project (“Project”) and be exclusive to Party A in the sense that Party B shall not co-operate with any other company regarding the matters related to this Project without first obtaining the written approval of Party A.

2.

Party B shall ensure that all the examination and scrutinizing procedures of the relevant governmental departments and authorities will be completed on 30th April, 2007 so as to ensure that Party A will be able to commence working on the building of foundations for the 85 LED Panels as confirmed by Party A in writing and with electricity supply connected to these locations so that the work may commerce on time.

3.

Party B confirms that the quantity of LED Panels for which Party A and Party B have agreed to co-operate in Party A’s agency for advertisement business shall be 85 and Party B must ensure that Party A will be its agent in respect of those 85 visual advertisement LED Panels and must not in duplicity develop any form of business co-operation or agency with a third party in respect of those LED Panels. Nevertheless, if Party B through its further applications obtain the right to operate at or to publicate advertisement at other advertising locations within the same district over and above the 85 panels mentioned above then Party B shall be entitled to operate such business independently. Party B shall notify Party A in advance in writing of such development and where other terms are equal Party B should prefer Party A as its agent for such advertising rights in priority over other parties.

4.

Party B must complete the construction of the foundations for the advertisement panels and connect the same to electricity supply within the time prescribed hereunder so that Party A may commence the installation of the LED Panels on schedule.

5.

Party B shall bear the electricity charges for the daily consumption of the LED Panels to the extent of 2,500 RMB per panel per annum, all electricity charges in respect of the LED Panels in excess of the above basic sum already borne by Party B shall be borne by Party A.

6.

Party B bears the responsibility and duty for the daily maintenance of the advertisement panels in this Project, including the cleaning of the visible external parts and the repair of any damage to the external shells containing the units. Party B shall be responsible for any act of vandalizing, damage or theft inflicted upon or otherwise committed in relation to the advertising panels. Party A shall bear all responsibilities in respect of such panels save and except only those responsibilities stated above. If Party B is unable to accomplish the reasonable requirements of Party A on the maintenance of the advertisement panels Party A shall be entitled to choose a third party to perform the job in co-operation with Party A and in such event the cost of maintenance shall be borne by Party B after negotiation between the parties hereto.

7.	Party B shall ensure that the lawful right of Party A to publicize its advertisements in the due and ordinary course of business shall not be infringed during the subsistence of this Agreement.

8.	Party B is under an obligation to assist Party A in its work for the installation of the 85 visual advertisement LED Panels.

9.

Party B shall promptly submit the applications to the relevant authority for its approval upon Party B’s receipt of the complete documentation of the advertisement to be publicated from Party A. Party B shall provide Party A with copies of the relevant approval papers certified under the impression of the official seal of Party B promptly after the relevant approval. In case the documentation of an intended advertisement reveals any content which is reactionary or pornographic or in contravention of relevant governmental regulations Party B shall be entitled in its own right to refuse to submit the same for approval by the relevant authority and to give a written notification to Party A accordingly. In case the relevant documentation is incomplete Party B shall be entitled to require Party A to forthwith provide requisite supplementary papers to enable Party B to make a fresh application.

10.

Party B shall bear all taxes, administrative charges and costs and expenses arising in the course of its cleaning of the visual advertisement LED Panels or maintenance of the external shells for the same.

11.

Party B shall be entitled to charge a fee for the maintaining of advertisement publication right (“Right Fee”) from Party A according to this Agreement and to issue invoices to Party A upon its receipt of payments made by Party A.

Section 5

During the subsistence of this Agreement the parties to this Agreement shall, except in a case of Force Majeure, give advance notice to the other party of the impending occurrence of the following incidents at least 30 working days in advance of such incidents : changes in the identity of its substantial shareholder (being a shareholder in itself or as a group holding more than 30% of the shares of notifying party); impending bankruptcy, winding up, receivership or cessation of business of the notifying party; impending deregistration, cancellation or revocation of the notifying party’s business certificate or relevant government approval papers or permits or licenses; other incidents which shall affect the parties’ rights and interest under this Agreement;

Section 6 Duration of Co-operation and Agency

1.

The period from the signing of this Agreement until 1st August, 2007 shall be a project preparatory period and the period from 1st August, 2007 to 1st September, 2007 shall be a period for Party A’s invitation for business, neither period shall be regarded as a period for which actual payment is due under this Agreement.

2.	The duration of the co-operation and agency arrangement between Party A and Party B shall be 6 years, running from 1st September, 2007 until 31st August, 2013.

Party A and Party B confirm that 1st September, 2007 shall be the date on which Party A shall actually commence its use of the visual advertisement LED Panels.

3.

Except in the situations hereinafter mentioned Party A shall begin to incur payment hereunder from 1st September, 2007 onwards irrespective of the result of Party A’s invitation for business or its business conditions or the actual situation concerning the installation and tuning of the advertisement panels or concerning the approval of the contents of the intended advertisements or concerning the actual frequency of usage or qualitative or quantitative attributes of Party A’s advertisement panels, the relevant situations are :-

(1)

Party B’s delay in the completion of the foundations for the visual advertisement LED Panels or in the connection of the same to electricity supply, in which event the date on which Party A shall actually commence its use of the visual advertisement LED Panels shall be postponed accordingly;

(2)

If the date on which Party A shall actually commence its use of the LED Panels has been postponed in accordance with Party B’s confirmation in writing when Party B has agreed in writing to a written notice from Party A in respect of a special circumstance affecting Party A.

Section 7 Computation and Receipt of Fees

1

Party A and Party B shall set up a custodian account together within 7 working days after the coming into effect of this Agreement and Party A shall within the same period pay Party B a deposit of 1,000,000.00RMB. If Party B should fail to obtain all the requisite approval papers from the relevant governmental departments and authorities in respect of this project before 30th April, 2007 then it shall refund the deposit of 1,000,000.00RMB to Party A. If Party A shall abandon its investment in this Project after the receipt of the official approval papers then it shall be taken to have forfeited the right to recover the deposit of 1,000,000.00RMB which sum shall be converted automatically into an agreed compensation payable to Party B in respect of Party A’s breach of contract. If Party A fails to pay the Fee set out in paragraph (2) hereunder in this Section 7 in accordance with this Agreement such default may be regarded as an abandonment of its investment in this Project.

2

Within ten working days after Party B’s receipt of the official approval papers of relevant governmental departments and authorities regarding the Project Party A shall pay to Party B 50% of the relevant Right Fee : 2,550,000.00RMB (net payment being 1,550,000.00RMB only after the setting off of the sum of 1,000,000.00RMB already paid as deposit). The remaining balance of such fee shall be paid within 7 working days courting from 1st August, 2007.

3.

In the event of Party B’s delay in the completion of the foundations for the visual advertisement LED Panels or in the connection of the same to electricity supply Party A shall be entitled to pay only in respect of the part of the Project actually completed. The remaining balance of payment shall be made only after Party B has fully completed the foundations for the visual advertisement LED Panels and the connection of the same to electricity supply.

4.

The agency fee for the publication of the advertisements shall be computed with effect from 1st September, 2007 onwards, and such computation shall take into account any postponement of dates applicable under this Agreement.

5	The computation of the Fees payable is as follows :-

In the First and Second Years the agency fee shall be 5,100,000.00RMB per year respectively and from the Third Year onwards such fees shall be increased thereafter annually at the rate of 10% per annum above the fee amount of the immediately preceding year. For instances,

In the Third Year :	5,610,000.00RMB
In the Fourth Year:	6,170,000.00RMB
In the Fifth Year :	6,780,000.00RMB
In the Sixth Year :	7,460,000.00RMB

6	The annual payment schedule of the fees from the Second Year onward will be as follows:

In the Second Year:	(1)	Within 10 working days after 1st September, 2008 the sum of 2,550,000.00RMB will be payable.
	(2)	Within 10 working days after 1st March, 2009 the sum of 2,550,000.00RMB will be payable.

In the Third Year:	(1)	Within 10 working days after 1st September, 2009 the sum of 2,805,000.00RMB will be payable.
	(2)	Within 10 working days after 1st March, 2010 the sum of 2,805,000.00RMB will be payable.

In the Fourth Year:	(1)	Within 10 working days after 1st September, 2010 the sum of 3,085,000.00RMB will be payable.
	(2)	Within 10 working days after 1st March, 2011 the sum of 3,085,000.00RMB will be payable.

In the Fifth Year:	(1)	Within 10 working days after 1st September, 2011 the sum of 3,390,000.00RMB will be payable.
	(2)	Within 10 working days after 1st March, 2012 the sum of 3,390,000.00RMB will be payable.

In the Sixth Year:	(1)	Within 10 working days after 1st September, 2012 the sum of 3,730,000.00RMB will be payable.
	(2)	Within 10 working days after 1st March, 2013 the sum of 3,730,000.00RMB will be payable.

The aggregate amount of fees payable under this Agreement is thus 36,220,000.00RMB. If both parties to this Agreement agree to terminate their co-operation and agency relationship during the term of performance of this Agreement then the parties hereto shall conclude their account with regard to the duration for which the Right is actually enjoyed by Party A and the parties shall make up for or refund the difference accordingly. Party B shall accordingly refund to Party A any unused portion of Right Fee (if any) already paid by Party A.

Section 8

Except in the situations specified below each party to this Agreement shall keep confidential the contents of this Agreement and any information owned exclusively by the other party and obtained from the other party in the course of negotiation for this Agreement and shall not disclose the same to any third party without the consent of the other party :-

1.	disclosure pursuant to an effective requirement in writing made under any law or regulation or made by the government, courts of law or court of arbitration.

2.	such confidential information being disclosed not by reason of the default of the party in question and becoming the exclusive information of a third party.

3.	Where such disclosure is appropriate and necessary in pursuit of a legal remedy for the protection of the lawful rights and interest of the party in question under this Agreement.

4.

Where such disclosure is appropriate and necessary for the performance of this Agreement, for instances, disclosures made in relation to the filing of applications for approvals of relevant governmental authorities, disclosures to interested parties such as the consultants and shareholders of the parties to this Agreement (provided that in such event each party to this Agreement should require such interested parties such as its consultants and shareholders to take up and assume an obligation of confidentiality equivalent to that pertaining hereunder).

Section 9

1

In the course of implementation of this Agreement if Party A should fail to pay Party B the Right Fee or any other fee payable to Party B hereunder Party B shall have the right to suspend or terminate the operational right of Party A to publicize its advertisements for which the payment is owing. Party A’s relevant right shall resume once it has tendered the relevant payment. For each day of delay in such payment, Party B shall be entitled to charge Party A a sum equivalent to 1% of the outstanding amount as delinquent payment for the breach of contract. If the period of such delay shall last a whole month or even longer than Party B shall be entitled to terminate this Agreement by notice in writing and to require Party A to compensate the loss actually incurred by Party B in addition to the delinquent payment payable by Party A.

2

If it shall be discovered that Party A has publicized any advertisement which has not been approved in advance by the relevant governmental department or authority or otherwise contains material which is reactionary, pornographic or in contravention of relevant governmental regulations then Party B shall be entitled to stop the publication of such advertisement by Party A and to give a notice in writing to Party A requiring Party A to rectify the default within 3 working days. If Party A should fail to rectify the default within the said period of time then Party B shall be entitled to terminate this Agreement and if any damage is occasioned to Party B in such event Party A shall compensate Party B for the actual loss and damage thereby occasioned.

3

If Party B, notwithstanding its obtaining of the approvals of relevant governmental department and authority concerning the 85 visual advertisement LED Panels in the Project under this Agreement, fails to co-operate with Party A in accordance with this Agreement or otherwise develops a co-operation or agency arrangement with a third party then Party A shall be entitled to require Party B to pay to Party A a sum equivalent to two times the fees already paid to Party B and shall also be entitled to require Party B to compensate Party A for all the losses and damages caused by the breach of contract.

Section 10 Force Majeure

1.

Whenever an earthquake, typhoon, flooding, accidental fire, arson, act of war or any other unanticipated event the happening and consequence of which is unpreventable, insurmountable and unavoidable causes a direct impact on the performance of this Agreement or rendering both parties to this Agreement unable to perform its obligation under this Agreement, any party hereto which encounters such difficulty of force majeure (“Force Majeure”) shall be exonerated from the performance of its relevant obligation(s) under this Agreement. Nevertheless, the party encountering Force Majeure must give written notice of the Force Majeure to the other party forthwith and shall within 15 days after the onset of the Force Majeure provide a detailed account of the situation of the Force Majeure and state the reason for the non-performance or deferral in performance of its obligations under this Agreement whether as a whole or partially and substantiate its case with effective documentary proof. Having regard to the extent to which the performance of this Agreement is affected by Force Majeure the parties shall enter into negotiation to determine and decide whether this Agreement should be annulled or whether the performance of some of the obligations hereunder be relieved or that the time for the performance of this Agreement should be extended. If Force Majeure occurs during such time when one of the parties hereto is already failing to perform any of its obligations hereunder in time then such party shall not be exonerated from the performance of such obligation.

2.

Any party hereto affected by Force Majeure shall take all reasonable steps and appropriate procedures to mitigate and alleviate the effect of Force Majeure on to performance of this Agreement. Any party hereto which fails to take appropriate procedure and thereby causes an aggravation of the extent of damages shall not be entitled to claim any exoneration of liability or compensation in respect of the additional damages thereby caused.

3.

Party B shall not be held liable for breach of contract if this Agreement becomes completely impossible of being performed by reason of factors such as changes in government policy or governmental acts of demolition or re-location etc. during the course of performance of this Agreement. In such event the parties shall take into account the fees and expenses calculated up to the day of actual termination of performance and settle their accounts. In the event of a partial impossibility of such performance the parties shall continue to perform the part of this Agreement which may be performed and settle their accounts with regard to the actual situation for the part that cannot be performed.

Section 11 Other Provisions

1.

Party A shall bear responsibility for any imperfection or failure in the publication of the advertisements caused by any design fault or qualitative problem in respect of Party A’s visual advertisement LED Panels.

2.

In the event of Force Majeure causing any damage to or depletion in the visual advertisement LED Panels and supporting equipment Party B shall be responsible for and bear the cost of repair of the portions of such items in the foundations and Party A shall be responsible for and bear the cost of repair of the portions of such items above the foundations.

3.

In the event of any delegation of work in the course of the construction, installation and operational use of the visual advertisement LED Panels or the foundations of the same Party A or Party B, as the case may be, may only delegate their work to companies with appropriate technological strength and experience in the relevant type of work. On the happening of any incident such as collapse of structures, falling debris or leakage of electricity Party B shall take responsibility if such incident has its cause in the foundations and Party A shall take responsibility if such incident has its cause in the parts above the foundations. If Party B has assumed liability in the first place then Party A shall forthwith reimburse Party B accordingly.

4.

If Party A should for its own reason fails to put all or some of the 85 visual advertisement LED Panels in use for the publication of advertisements then its shall bear the legal and economic consequences arising in such circumstances and this shall not constitute any justification for the reduction or exoneration of its own obligations. If the relevant department of the government require Party B to attribute some advertisement air time for the publication of advertisements of a public welfare nature (public welfare advertisements air time will not exceed 20% of the total advertisement air time) then Party A shall make a corresponding and proactive effort to meet such requirement which should not result in a reduction of the amount of fees payable to Party B hereunder.

5.	The quantity of electricity consumption of the visual advertisement LED Panels shall be determined and verified by the relevant department in charge of the supply of electricity.

6.

Party A shall bear the legal and economic consequences arising from any failure to publicate any content of an advertisement of Party A or the compulsory termination of such publication by reason of such content having contravened the law or being subjected to a judiciary prohibition or injunction.

7.

Party A shall be entitled on the expiration of this Agreement to renew its contract with Party B and be preferred in such matter to other parties provided that the terms offered by the other parties are no better than those offered by Party A.

8.	If Party A and Party B have reached agreement to dismantle and remove the visual LED Panels then Party A must complete the relevant work within 15 working days from the date of confirmation of such agreement. Party A shall bear the responsibility and cost for the dismantling and removal of the panels in such event and shall not maliciously damage the foundation facilities of Party B in such process. Party B shall bear the cost incidental to the dismantling and removal of the visual advertisement LED Panels if such dismantling and removal is caused by Party B’s behavior in breach of contract.

Section 12

All matters that have not been adequately provided for under the terms of this Agreement may be resolved by friendly negotiation between the parties hereto and upon the parties reaching consensus on such matter, may be put into a legal document as a supplement to these presents. Supplementary agreement like that shall have legal effect equal to that of this Agreement.

Section 13

The following appendices are inseparable parts of this Agreement and shall have effect under the law as if they are contents of this Agreement :-

Appendix 1A

and 1B:	Governmental Approval Documents.
Appendix 2:	Map of Locations of 85 visual advertisement LED Panels. [Not attached]
Appendix 3:	Design Drawings of visual advertisement LED Panels. [Not attached]
Appendix 4:	Design drawings and requite requirements for the construction of foundations. [Not attached]

Section 14

The Parties hereto shall try to resolve their differences in the course of implementation of this Agreement and if they should fail to resolve their differences in that manner the matter shall be dealt with under the jurisdiction of the People’s Court where the visual advertisement LED Panels are situated.

Section 15

This Agreement is signed in four identical counterparts, each of Party A and Party B shall retain two of the counterparts.

Section 16

The addresses as stated in this Agreement are the respective correspondence addresses as confirmed by Party A and Party B. All documents and correspondence addressed to the relevant parties shall be delivered to such addresses. In the event of any change of address the party effecting the change must immediately notify the other party of the change, otherwise the party who fails to notify the other party of the change shall bear all legal consequences arising from the non-delivery of such document or correspondence.

Section 17

This Agreement shall become legally binding immediately from the moment when both Party A and Party B have signed the same and put their respective company seals on the same.

Party A :- Shanghai Quo Advertising Company Limited Correspondence Address Room 406, Fu Xing Plaza, 109 Yan Dang Road, Shanghai Representative of Party A : /s/ Zhang Li Na Zhang Li Na	Party B :- Shanghai Qian Ming Advertising Company Limited Correspondence Address Room 3E, Block 1097, 16 Pu Dong Da Dao, Pudong, Shanghai Representative of Party B : /s/ Lu Shen Jia Lu Shen Jia
Bank : Account No. : Date:	Bank : Account No. : Date: April 14, 2007

Appendix 1A

An English Translation of a document written in Chinese

Agreement for the utilization of municipal roads and bridging facilities for the situation of advertisements

Between

Shanghai Lujiazui Financial and Trading Central District City Governing Bureau

([CHINESE OMITTED])	(hereinafter called Party A)

and

Shanghai Qian Ming Advertising Company Limited	(hereinafter called Party B).

In accordance with the <Regulations on the Management of Municipal Roads and Bridges in Shanghai City> and for the purpose of clarification of the rights and obligations of Party A and Party B the parties hereto have negotiated with each other, gained consensus and reached the following agreement :-

1.

Party B shall have the right to use the green belt or pedestrian walks along both sides of the following roads to install a total number of 25 sets of advertisement boxes with features of animation, artistic design and illumination, the roads in question are (please fill in official English names).

2.	Duration of Use :-

For a term of six years running from 1st February, 2007 to 31st January, 2013.

3.	Fees for Advertisement Sites and Dates of Payment :-

(1)	Party B shall pay to Party A 21% of the advertisement publication fees to be received by Party B as the rental of the advertisement sites and locations.

(2)	The fees for advertisement sites shall be paid to Party B before the end of December in each year.

4.

Party B shall be under obligations to deal with issues relating to the publication of the advertisements such as applications for relevant approvals, design, production work, maintenance and upkeeping, cleaning and safeguarding etc.

5.

In the event of the relevant municipal road facilities requiring maintenance and repair during the operational period of the advertisement sites Party B shall make an effort to accommodate such requirement and in the event of a relocation being required to allow for municipal construction projects Party B must comply with such requirement and re-locate accordingly. The fees for advertisement sites shall be computed with reference to actual period of time within which the sites are available for such use.

6.

After the signing of this Agreement Party B must obtain in good order the approval papers for the publication of the relevant advertisements and the relevant permit for the commencement of work before the commencement of work.

7.	Other Terms :-

(1)

If Party B should fail to pay the fees for advertisement sites within the time prescribed in this Agreement it shall be liable to pay Party A a delinquent payment equivalent to 0.1% of the overdue fees for each day of such delinquency and Party A shall in addition have the right to terminate this Agreement.

(2)	Party B shall unconditionally dismantle and remove the affected advertisement if necessitated by Force Majeure or by the need of municipal re-location.

(3)	The sites and locations of the advertisements stipulated under this Agreement shall be as approved by the relevant department of the Government.

8.

Upon this Agreement coming into effect both parties shall abide by and perform their respective obligations hereunder, in case of any breach of the terms of this Agreement the situation shall be dealt with and resolved according to the < Code of Law of the People’s Republic of China governing Contracts > and the < Regulations on the Management of Municipal Roads and Bridges in Shanghai City >.

9.	This Agreement is made in six identical orginals and each of the two parties shall be entitled to retain three of such originals.

Party A :

Shanghai Lujiazui Financial and Trading

Central District City Governing Bureau

Statutory representative :

Person handling the case :

Address of Company :

Tel. No. of Company:   58211214

Postal Code:

Party B : Shanghai Qian Ming Advertising Company Limited Statutory representative : Person handling the case : Address of Company : Tel. No. of Company: 58525586 Postal Code: 200135

( Company chop impressions and hand written signatures are shown superimposed on the above )

Date of signature : 10th January, 2007

Place of signature: Shanghai

Appendix 1B

An English Translation of a document written in Chinese

Agreement for the utilization of municipal roads and bridging facilities for the situation of advertisements

Between

Shanghai Lujiazui Financial and Trading Central District City Governing Bureau

([CHINESE OMITTED])	(hereinafter called Party A)

and

Shanghai Qian Ming Advertising Company Limited	(hereinafter called Party B).

In accordance with the <Regulations on the Management of Municipal Roads and Bridges in Shanghai City> and for the purpose of clarification of the rights and obligations of Party A and Party B the parties hereto have negotiated with each other, gained consensus and reached the following agreement :-

10.

Party B shall have the right to use the green belt or pedestrian walks along both sides of the following roads to install a total number of 60 sets of advertisement boxes with features of animation, artistic design and illumination, the roads in question are (please fill in official English names).

11.	Duration of Use :-

For a term of six years running from 1st February, 2007 to 31st January, 2013.

12.	Fees for Advertisement Sites and Dates of Payment :-

(3)	Party B shall pay to Party A 21% of the advertisement publication fees to be received by Party B as the rental of the advertisement sites and locations.

(4)	The fees for advertisement sites shall be paid to Party B before the end of December in each year.

13.

Party B shall be under obligations to deal with issues relating to the publication of the advertisements such as applications for relevant approvals, design, production work, maintenance and upkeeping, cleaning and safeguarding etc.

14.	In the event of the relevant municipal road facilities requiring maintenance and repair during the operational period of the advertisement sites Party B shall make an effort to accommodate such requirement and in the event of a relocation being required to allow for municipal construction projects Party B must comply with such requirement and re-locate accordingly. The fees for advertisement sites shall be computed with reference to actual period of time within which the sites are available for such use.

15.

After the signing of this Agreement Party B must obtain in good order the approval papers for the publication of the relevant advertisements and the relevant permit for the commencement of work before the commencement of work.

16.	Other Terms :-

(4)

If Party B should fail to pay the fees for advertisement sites within the time prescribed in this Agreement it shall be liable to pay Party A a delinquent payment equivalent to 0.1% of the overdue fees for each day of such delinquency and Party A shall in addition have the right to terminate this Agreement.

(5)	Party B shall unconditionally dismantle and remove the affected advertisement if necessitated by Force Majeure or by the need of municipal re-location.

(6)	The sites and locations of the advertisements stipulated under this Agreement shall be as approved by the relevant department of the Government.

17.

Upon this Agreement coming into effect both parties shall abide by and perform their respective obligations hereunder, in case of any breach of the terms of this Agreement the situation shall be dealt with and resolved according to the < Code of Law of the People’s Republic of China governing Contracts > and the < Regulations on the Management of Municipal Roads and Bridges in Shanghai City >.

18.	This Agreement is made in six identical orginals and each of the two parties shall be entitled to retain three of such originals.

Party A :

Shanghai Lujiazui Financial and Trading

Central District City Governing Bureau

Statutory representative :

Person handling the case :

Address of Company :

Tel. No. of Company:   58211214

Postal Code:

Party B : Shanghai Qian Ming Advertising Company Limited Statutory representative : Person handling the case : Address of Company : Tel. No. of Company: 58525586 Postal Code: 200135

(Company chop impressions and hand written signatures are shown superimposed on the above)

 Date of signature : 10th January, 2007

 Place of signature: Shanghai